Getaround Secures up to $50 Million in Additional Financing

Financing Expected to Fund Operations and Growth Investments Into 2025

May 1, 2024

SAN FRANCISCO--(BUSINESS WIRE)-- Getaround (NYSE: GETR), the world's first connected carsharing marketplace, today announced that its existing debt facility with Mudrick Capital Management has been expanded to provide the company with up to $50 million in additional capital. On April 29, 2024 Getaround drew down the first $20 million of this capital.

"Earlier this year we proactively transitioned our leadership team and began restructuring our operations to create what we believe is a long-term, sustainable business model in which we can confidently invest for profitable growth," said Eduardo Iniguez, CEO of Getaround. “These initiatives coupled with Mudrick Capital’s additional financial support underscore our commitment to car owners and renters who utilize our carsharing platform to meet society’s evolving mobility needs.”

“As I work with Eduardo and the reconstituted management team on Getaround’s vision for the future, I’m increasingly confident in the company’s ability to execute against its strategic growth and profitability plans,” said Jason Mudrick, chief investment officer of Mudrick Capital Management and a member of the company’s board of directors. “Getaround’s unique competitive advantages and significant untapped market opportunities inspire my continuing support for the business plan through 2024 and beyond.”

About Getaround

Offering a digital experience, Getaround (NYSE: GETR) makes sharing cars and trucks simple through its proprietary cloud and in-car Getaround Connect® technology. The company empowers consumers to shift away from car ownership through instant and convenient access to desirable, affordable, and safe cars from entrepreneurial hosts. Getaround’s on-demand technology enables a contactless experience — no waiting in line at a car rental facility, manually completing paperwork or meeting anyone to collect or drop off car keys. Getaround’s mission is to utilize its peer-to-peer marketplace to help solve some of the most pressing challenges facing the world today, including environmental sustainability and access to economic opportunity. Launched in 2011, Getaround is available today in more than 1,000 cities across 8 countries including the United States and Europe. For more information, please visit https://www.getaround.com/.

Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements generally relate to future events, such as statements by Getaround’s chief executive officer and Jason Mudrick, statements regarding the Company’s business model being “sustainable” and making investments in “profitable growth”, its expected performance and continued financial support from Mudrick, the amount of time a new financing is expected to fund operations and/or growth investments, or other key investors. In some cases, you can identify forward-looking statements by terminology such as “expects,” “intends,” “plans,” and “will,” or the negative of these terms or variations of them or similar terminology. We have based these forward-looking statements on our current expectations and assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate under the circumstances. However, whether actual results and developments will conform with our expectations and predictions is subject to a number of risks and uncertainties, many of which are beyond our control, including the Company’s ability to continue to comply with applicable listing standards of the NYSE; and the other factors under the heading “Risk Factors” in our Annual Report on Form 10-K filed with the SEC on March 29, 2024 and in other filings that the Company has made and may make with the SEC in the future. All of the forward-looking statements made in this press release are qualified by these cautionary statements. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on the Company or our business or operations. Such statements are not intended to be a guarantee of future performance and actual results or developments may differ materially from those projected in the forward-looking statements. You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Investors:

investors@getaround.com

Media:

press@getaround.com

Source: Getaround